SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) February 25, 1999
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                         Sedona Worldwide Incorporated
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             (Exact Name of Registrant as Specified in its Charter)



         Arizona                       0-25025                   86-0718104
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                    Identification Number)



                 3840 North 16th Street, Phoenix, Arizona 85016
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code (602) 263-9600
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

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (b) On February 25, 1999, Sedona Worldwide Incorporated ("SWI") engaged Hansen, Barnett & Maxwell, a professional corporation ("HB&M"), as its principal accountant to audit SWI's financial statements for the year ended December 31, 1998. Prior to its engagement, SWI had not consulted HB&M with respect to the application of accounting principles to a specified transaction or any matter that was the subject of a disagreement or a reportable event (as described in Item 301(a)(1)(v) of Regulation S-K).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SEDONA WORLDWIDE INCORPORATED


                                      By: /s/ Mia Martori
                                         -----------------------------
                                         Mia Martori
                                         President


Date: March 2, 1999